UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 4, 2016 (December 22, 2015)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On December 11, 2015, Implant Sciences Corporation (the “Company”) entered into an Accounts Receivable Purchase Agreement (the “Purchase Agreement”) with Republic Capital Access, LLC (“RCA”), pursuant to which the Company may sell eligible accounts receivables relating to U.S. government prime contracts or subcontracts (as defined in the Purchase Agreement, “Eligible Receivables”) to RCA.  The total amount of Eligible Receivables that the Company may sell to RCA is subject to a maximum limit of $2,000,000 of outstanding receivables (the “Maximum Amount”) at any given time.  The Purchase Agreement shall terminate on November 30, 2016.

Pursuant to the terms of the Purchase Agreement, the Company shall receive from RCA, within two business days of the submission of the applicable invoice, an initial payment equal to 90% of the face value of an Eligible Receivable purchased by RCA.  Following payment of such Eligible Receivable to RCA by the relevant customer, RCA shall pay the Company the residual 10% of such receivable, less fees payable to RCA by the Company pursuant to the Purchase Agreement.

The Company shall pay the following fees to RCA pursuant to the Purchase Agreement: (i) an initial enrollment fee equal to $5,000.00; (ii) a discount factor equal to 0.35%, for U.S. government contracts (or 0.53% for U.S. government subcontracts), of the amounts of purchased receivables; (iii) a program access fee equal to 0.017% of the daily ending account balance for each day that receivables are outstanding; (iv) a commitment fee equal to 1% of Maximum Amount minus the amount of purchased receivables; and (v) expenses relating to the negotiation of the Purchase Agreement, which amount is not expected to exceed $1,000.00.  The Company has not yet sold any receivables to RCA pursuant to the Purchase Agreement.

BAM Administrative Services LLC and DMRJ Group LLC consented to the transactions contemplated by the Purchase Agreement.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Accounts Receivable Purchase Agreement, dated as of December 11, 2015, between Implant Sciences Corporation and Republic Capital Access, LLC.

10.2

Lien Release Agreement, dated as of December 17, 2015, between Republic Capital Access, LLC and DMRJ Group, LLC.

10.3

Lien Release and Amendment Agreement, dated as of December 22, 2015, between Republic Capital Access, LLC, BAM Administrative Services, LLC and Implant Sciences Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/ Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  January 4, 2016

EXHIBIT INDEX

Exhibit No.

Description

10.1

Accounts Receivable Purchase Agreement, dated as of December 11, 2015, between Implant Sciences Corporation and Republic Capital Access, LLC.

10.2

Lien Release Agreement, dated as of December 17, 2015, between Republic Capital Access, LLC and DMRJ Group, LLC.

10.3

Lien Release and Amendment Agreement, dated as of December 22, 2015, between Republic Capital Access, LLC, BAM Administrative Services, LLC and Implant Sciences Corporation.